Swan Defined Risk Fund

Class A Shares SDRAX

Class C Shares SDRCX

Class I Shares SDRIX

SUMMARY PROSPECTUS

October 28, 2015

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at www.swandefinedriskfunds.com/funddocuments. You can also get this information at no cost by calling 1-877-896-2590, emailing OrderSwanFunds@thegeminicompanies.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated October 28, 2015 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser:

Investment Objective: The Fund seeks income and growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 35 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load)	None(2)	1.00%(3)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses (1)	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.33%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	For Class A shares purchased prior to November 1, 2014, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed.
(3)	Class C shares redeemed within 12 months of purchase will be subject to a CDSC of up to 1.00% of the lesser of the original purchase price or the proceeds of the redemption. Purchases of Class C shares prior to June 19, 2015 are not subject to the CDSC.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$702	$1,021	$1,363	$2,325
C	$236	$727	$1,245	$2,666
I	$135	$421	$729	$1,601

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: Using the sub-adviser’s proprietary "Defined Risk Strategy" ("DRS") to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing primarily in:

•	exchange-traded funds ("ETFs") that invest in equity securities that are represented in the S&P 500 Index or the 9 individual sectors of the S&P 500 Index, which are commonly known as a "SPDR",
•	exchange-traded long-term put options on the S&P 500 Index for hedging purposes, and
•	buying and selling exchange-traded put and call options on various equity indices to generate additional returns.

The DRS seeks to match the long-term performance of the stock market without the traditional losses incurred during bear markets. The Fund invests primarily in equity securities of large capitalization (over $10 billion) US companies through ETFs. However, the Fund may have small investments in equity securities of smaller and foreign companies through sector-based or S&P 500 Index ETFs. The sub-adviser anticipates income from dividend payments made by ETFs, as well as income from short term trades and option premiums, although option income is also described as capital appreciation for tax and accounting purposes. The sub-adviser anticipates executing ETF trades through an exchange rather than trading directly with a fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to "define risk" by seeking to protect against large losses by hedging equity ETFs through investments in protective long-term S&P 500 Index put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several indices using hedging strategies.

Defined Risk Strategy

DRS was created in 1997 by Randy Swan, President of the sub-adviser. The objective of the DRS is to offer a strategy with an opportunity to match the long-term performance of the stock market without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Hedging Process

The sub-adviser applies a protective put hedging strategy to hedge the Fund's equity exposure. The Fund invests in long-term put options (referred to as a paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The protective put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The protective put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its 9 sector-specific constituents.

Option Writing

To generate additional returns, the sub-adviser buys and sells short-term (generally 1-3 month) (i) put and call options on equity indices, such as the S&P 500, Sector SDPR and Russell 2000, (ii) ETFs and (iii) futures on a regular basis. Additionally, the sub-adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option. Each option strategy includes a hedging element so that the Fund is not exposed to significant losses on written options.

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Rebalancing

The sub-adviser may rebalance the ETF portfolio to maintain equal weighting across the 9 sectors to avoid excessive exposure to one economic sector. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below the sub-adviser intends on having very little portfolio turnover since most of the ETF portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund.
  Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund's gains or losses.
  Management Risk: The sub-adviser's dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
  Option Risk: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund's sector ETFs. Written call and put options may limit the Fund's participation in equity market gains and may amplify losses in market declines. The Fund's losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Class I Performance Bar Chart For Calendar Year Ended December 31, 2014

(Returns do not reflect sales charges, and would be lower if they did)

Best Quarter:	12/31/13	5.28%
Worst Quarter:	9/30/14	0.26%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2015, was -5.64%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception (7-30-12)
Class I shares
Return before taxes	6.18%	8.31%
Return after taxes on distributions	5.93%	8.12%
Return after taxes on distributions and sale of Fund shares	3.50%	6.46%
Class A shares
Return before Taxes	0.12%	5.57%
Class C shares
Return before Taxes	5.19%	7.34%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	20.35%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser: Swan Capital Management, LLC

Sub-Adviser: Swan Global Management, LLC

Portfolio Manager: Randy Swan, CPA, President of the adviser and sub-adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2012.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$500	$100
C	$2,500	$1,000	$500	$100
I	$100,000	$100,000	$500	$500

The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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